Exhibit 10.1



                        SETTLEMENT AGREEMENT AND RELEASE

         This Settlement Agreement and Release (this "Settlement Agreement") is made and entered into to be effective the __ day of February 2005, by and between:

"HomeNet Corp"    -        HomeNet Corporation, a Delaware corporation formerly
                           known as Faraday Financial, Inc.

"HomeNet"         -        HomeNet Communications, Inc., a Washington
                           corporation formerly known as Video Internet
                           Broadcasting Corporation.

"Investors"       -        Those investors, individually and collectively, who
                           are identified in Exhibit A, which investors hold convertible promissory notes of HomeNet in the aggregate original principal amount of $273,000 (the
                           "Notes") that were acquired in private securities offerings (individually and collectively, the
                           "Private Offering").

"Stonebridge"     -        Stonebridge Securities, LLC, a Washington limited
                           liability company. Stonebridge acted as Placement
                           Agent in connection with the Private Offering.

"Sherry"          -        Michael Sherry, a resident of Washington.

                         RECITALS

         A. HomeNet has not had the funds to repay the amounts owing on the Notes.

         B. Certain of the parties have been in a dispute regarding certain amounts that are owing in connection with some of the Notes and the amount of the fees payable to Stonebridge in connection with its activities as placement agent in the Private Offering.

         C. On or about September 8, 2004, HomeNet became a wholly owned subsidiary of HomeNet Corp as a result of a merger between HomeNet and a subsidiary of HomeNet Corp (the "Merger").

         D. The parties desire to enter into this Settlement Agreement in order to provide full and final settlement of all obligations that have or might be made, by reason of any and all dealings by or between the parties, upon the terms and conditions set forth below.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Release and Discharge

                  1.1 Subject to the terms and provisions of this Settlement Agreement, Investors, Stonebridge and Sherry hereby completely release and forever discharge HomeNet and HomeNet Corp from any and all past or present claims, demands, obligations, actions, causes of action, rights, damages, costs, losses of services, expenses and compensation of any nature whatsoever, whether based on a tort, contract or other theory of recovery, which Investors, Stonebridge and/or Sherry now have, on account of, or relate to the Private Offering and/or any and all other dealings between (i) Video Internet Broadcasting, HomeNet and/or HomeNet Corp and (ii) Investors, Stonebridge and/or Sherry as of and through the date of the most recently dated Note.

                  1.2 Subject to the terms and provisions of this Settlement Agreement, HomeNet and HomeNet Corp hereby completely release and forever discharge Investors, Stonebridge and Sherry from any and all past or present claims, demands, obligations, actions, causes of action, rights, damages, costs, losses of services, expenses and compensation of any nature whatsoever, whether based on a tort, contract or other theory of recovery, which HomeNet and/or HomeNet Corp now have on account of, or relate to the Private Offering and/or any and all other dealings between (i) Video Internet Broadcasting, HomeNet and/or HomeNet Corp and (ii) Investors, Stonebridge and/or Sherry as of and through the date of the most recently dated Note.

                  1.3 This release and discharge shall also apply to Stonebridge's, HomeNet's and HomeNet Corp's past, present and future officers, directors, stockholders, attorneys, accountants, agents, servants, representatives, employees, subsidiaries, affiliates, partners, predecessors, successors in interest and assigns and all other persons, firms or corporations with whom any of the former have been, are now, or may hereafter be affiliated.

                  1.4 This release, on the part of the parties hereto, shall be a fully binding and complete settlement as provided herein among the parties and their heirs, assigns and successors.

                  1.5 Notwithstanding any other provision of this Settlement Agreement, the releases contained herein shall in no way release any party from any duties or obligations undertaken in this Settlement Agreement.

         2. Consideration

                  2.1 In full satisfaction of the amounts owing on the Notes, each Investor shall elect by delivery of an election in the form attached hereto as Exhibit B to receive either (i) the Cash Payback or (ii) the Conversion Payback, both as defined in Exhibit A hereto. Investors must make an election to receive either the Cash Payback or the Conversion Payback within 10 days of the earlier of (i) June 1, 2005 or (ii) 10 days following written notice by HomeNet Corp to the Investor of the closing of the Next Equity Financing or upon expiration of the Maturity Date, as defined in Exhibit A (the first of such events to occur is hereinafter be referred to as the "Election Date"). If an Investor makes no election within the 10-day period following the Election Date, the Investor will be deemed to have elected to receive the Cash Payback. Further, HomeNet Corp shall deliver a copy of any private placement memorandum that is prepared by HomeNet Corp or prepared on behalf of HomeNet Corp prior to the Election Date to Investor within 10 business days following first availability of such private placement memorandum. HomeNet Corp shall, fifteen days following the Election Date, deliver to each Investor the cash, Conversion Securities and/or Warrants to which each Investor is entitled. Upon delivery to an Investor of the cash, Conversion Securities and/or warrants, as the case may be, such Investor shall deliver to HomeNet the original Note held by such Investor for cancellation. HomeNet Corp's obligation to deliver cash or deliver securities to an Investor shall be contingent upon the Investor tendering for delivery the original Note held by such Investor to HomeNet for cancellation or if such Note has become lost, an affidavit of lost note with customary and reasonable indemnification provisions.
         .
                  2.2 In full satisfaction of any amounts owing to Stonebridge, HomeNet Corp shall issue to Stonebridge 109,030 shares of Conversion Securities and issue to Sherry warrants for 10,903 of Conversion Securities with an exercise price of one dollar and a term of 5 years, as defined in Exhibit A hereto. The Conversion Securities shall be dated of even date herewith. The Conversion Securities and Warrants shall be delivered to Stonebridge and Sherry on or before June 1, 2005 to be coincident with the Next Equity Financing. In the event the Next Equity Financing has not occurred on or before June 1, 2005, HomeNet shall then issue to Stonebridge 109,030 shares of HomeNet's common stock and then issue to Sherry warrants for 10,903 shares of HomeNet common stock with an exercise price, term and other conditions as provided for Conversion Securities. In the event HomeNet is recapitalized or issues additional common stock prior to June 1, 2005, the shares of common stock issued to Stonebridge and the shares subject to warrants to be issued to Sherry shall be adjusted to equal the same percentage of HomeNet's common stock as prior to any such event.

                  2.3 The parties shall execute and deliver to the others any and all instruments and/or documents required to perform such party's obligations hereunder, and each party shall provide continuing assurance, upon reasonable request, of compliance with all of the provisions hereof. The parties agree to cooperate reasonably with each other, in person or through counsel, to carry out all provisions of this Settlement Agreement.

                  2.4 The parties agree upon delivery of the consideration described in this Section 2 and satisfaction of all of the other terms and provisions of this Settlement Agreement, the terms and provisions of the Notes, the placement agent agreement between the Stonebridge and HomeNet, the personal guarantees of Messrs. W. Kelly Ryan and Michael Devine, dated August 20, 2004,will be deemed null, void and of no further force or effect.

         3. Attorney's Fees

         Each party hereto shall bear all attorney's fees and costs arising from the actions of its own counsel in connection with this Settlement Agreement, the matters and documents referred to herein, and all related matters, except that HomeNet shall, at the time this Agreement is signed, pay the sum of $25,669 to Stonebridge which amount the parties agree represents reasonable out-of-pocket expenses that were incurred by Stonebridge in connection with this Settlement Agreement.

         4. Representation of Comprehension of Document

         In entering into this Settlement Agreement the parties represent that they have relied upon the advise of their attorneys or had an opportunity to consult with an attorney of their choice.

         5. Warranty of Capacity to Execute Agreement

         The parties represent and warrant that no other person or entity has, or has had, any interest in the claims, demands, obligations, or cause of action referred to in this Settlement Agreement, except as otherwise set forth herein; that each party has the sole right and exclusive authority to execute this Settlement Agreement; and that the parties have not sold, assigned, transferred, conveyed or otherwise disposed of any of the claims, demands, obligations or causes of action referred to in this Settlement Agreement.

         6. Investor Representations

         Each Investor hereby individually, and not collectively, represents to HomeNet and HomeNet Corp as follows:

                  6.1 Investor is able to bear the economic risk of an investment in the securities it may receive from HomeNet Corp in connection with this Settlement Agreement (individually and collectively, the "Securities") can afford the loss of the entire investment in the Securities, and will, after making an investment in the Securities, have sufficient means of providing for Investor's current needs and possible future contingencies.

                  6.2 The Securities will not be sold by Investor without registration under applicable securities acts or a proper exemption from such registration.

                  6.3 The Securities are being acquired for Investor's own account and risk, for investment purposes, and not on behalf of any other person or with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act of 1933. Investor is aware that there are substantial restrictions on the transferability of the Securities.

                  6.4 Investor has had access to any and all information concerning the HomeNet Corp and HomeNet that Investor and its financial, tax and legal advisors required or considered necessary to make a proper evaluation of this investment. Specifically, Investor has had the opportunity to review HomeNet Corp's annual report on Form 10-KSB for the fiscal year ended March 31, 2004, HomeNet Corp's quarterly report on Form 10-QSB for the quarterly periods ended June 30, 2004 and September 30, 2004, HomeNet Corp's current reports on Form 8-K that were filed during 2004 and the Proxy Statement and related materials sent to HomeNet voting stockholders in connection with the Merger (the "SEC Materials"). In making the decision to acquire the Securities, Investors and their advisers have relied solely upon the SEC Filings and their own independent investigations, and fully understand that there are no guarantees, assurances or promises in connection with any investment hereunder and understand that the particular tax consequences arising from this investment in HomeNet Corp will depend upon its individual circumstances. Investor further understands that no opinion is being given as to any securities or tax matters involving the transactions described in this Settlement Agreement.

                  6.5 Investor also understands and agrees that stop transfer instructions relating to the Securities will be placed in HomeNet Corp's transfer ledger, and that the Securities will bear a legend in substantially the following form:

                  THIS SECURITIES REPREENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THESE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A OF SUCH ACT.

                  6.6 Investor knows that the Securities are offered and sold pursuant to exemptions from registration under the Securities Act of 1933, and state securities law based, in part, on these warranties and representations, which are the very essence of this Settlement Agreement, and constitute a material part of the bargained-for consideration without which this Settlement Agreement would not have been executed.

                  6.7 Investor has the capacity to protect Investor's own interest in connection with this transaction or has a pre-existing personal or business relationship with HomeNet Corp or one or more of its officers, directors or controlling persons consisting of personal or business contacts of a nature and duration such as would enable a reasonably prudent purchaser to be aware of the character, business acumen and general business and financial circumstances of such person with whom such relationship exists.

                  6.8 Investor, if Investor is an entity, was not formed or organized for the specific purpose of acquiring the Securities. In the event Investor is an entity, the purchase of the Securities by Investor is a permissible investment in accordance with Investor's Articles of Incorporation or other similar charter document, and has been duly approved by all requisite action by the entity's owners, directors, officers or other authorized managers. The person signing this document and all documents necessary to consummate the purchase of the Securities has all requisite authority to sign such documents on behalf of Investor.

                  6.9 Investor represents that Investor is a sophisticated and an "accredited investor" as defined under Rule 501 of Regulation D for the reasons set forth in the subscriptions documents and questionnaire that Investor completed in connection with Investor's initial acquisition of the Notes.

         7. Miscellaneous

                  7.1 This Settlement Agreement shall be construed and interpreted in accordance with the laws of the State of Washington.

                  7.2 All parties agree to cooperate fully and execute any and all supplementary documents and to take all additional actions, which may be necessary or appropriate to give full force and effect to the basic terms and intent of this Settlement Agreement.

                  7.3 This Settlement Agreement contains the entire agreement between the parties with regard to the matters set forth in it and shall be binding upon and inure to the benefit of the executors, administrators, personal representatives, heirs, successors and assigns of each. This Settlement Agreement may not be modified by an instrument in writing signed by the parties hereto.

                  7.4 This Settlement Agreement shall become effective immediately following execution by each of the parties and payment by HomeNet of the amounts described in Section 3.

                  7.5 This Settlement Agreement may be executed in two or more counterparts and each when executed shall be deemed an original. The signature in counterpart on a facsimile transmission copy of this Settlement Agreement shall be valid and binding.

                  7.6 In the event any action, suit or proceeding is commenced by any party against another party under this Settlement Agreement, the prevailing party in any such action, suit or proceeding shall be entitled to recover reasonable attorneys' fees, costs related to the discovery process, expert costs and court costs, in such amounts as the court may adjudge reasonable, including, but not limited to, those fees and costs incident to any appeal and to any action or participation in (or in connection with) a case or a proceeding involving a party under the applicable chapter of the Federal Bankruptcy Code (11 U.S.C. ss.ss. 101, et seq.), or any successor statute thereto. Venue of any such action, suit or proceeding shall be in King County, Washington.

                  7.7 This Settlement Agreement shall not be effective until and unless (i) it is executed by HomeNet Corp, HomeNet, Stonebridge, Sherry and each of the Investors, (ii) fully executed copies of this Settlement Agreement have been delivered to HomeNet no later than February __, 2005 and (iii) payment by HomeNet of the amount described in Section 3.

                  7.8 Except as otherwise required in this Subscription Agreement, any notice required or permitted under this Settlement Agreement shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid, addressed as follows:

         To HomeNet Corp or Homenet:    5252 North Edgewood Drive, Suite 310
                                        Provo, UT  84604

         To Stonebridge:                ____________________________________

         To Sherry:                     ____________________________________

         To an Investor:                At the address set forth beneath the
                                        Investor's signature

         IN WITNESS WHEREOF, the parties have executed this Settlement Agreement to be effective as of the date first written above.

HOMENET CORPORATION                              HOMENET COMMUNICATIONS, INC.


By /s/Mike Devine                                By /s/Mike Devine
Its:                                             Its:

STONEBRIDGE SECURITIES, LLC



By /s/ Michael Hendrickson                       /s/ Michael Sherry
Its:                                             Michael Sherry, individually

             Counterpart Signature Page to the Settlement Agreement

         The undersigned hereby agrees to become a party as an Investor to the Settlement Agreement, effective as of the ___ day of December 2004, by and among the parties identified therein, and hereby authorizes the other parties to attach this Counterpart Signature Page to the Settlement Agreement.


         Date: 1/21/2005                       /s/ Michael Handvickson
                                              -------------------------------
                                                      (signature)


         Date: 1/21/2005                       /s/ Martin S. Rood
                                              -------------------------------
                                                      (signature)

         Date: 1/21/2005                       /s/ George D. Holland
                                              -------------------------------
                                                      (signature)

         Date: 1/25/2005                       /s/ Joseph S. Carr
                                              -------------------------------
                                                      (signature)

         Date: 1/20/2005                       /s/ Kevin L. Kaldestad
                                              -------------------------------
                                                      (signature)

         Date: 1/24/2005                       /s/ Lance E. Farr
                                              -------------------------------
                                                      (signature)

                                                                 EXHIBIT "A"


                                                                                                     Conversion Payback
                                                                       Cash Payback  ----------------------------------------------
                   Principal Amount                   Principal and     Conversion                       Conversion
       Investor         of Note        Date of Note      Interest     Securities (1)   Warrants (2)    Securities (1)   Warrants (2)
       --------       -------         -----------      --------     --------------   -------------     --------------   ------------
Lance Farr          $    25,000.00      1/29/2004       $ 32,264          28,399          14,181           56,725           14181
Joe Carr            $    50,000.00      12/4/2003       $ 65,141          57,395          28,697          114,789           28697
Eastside            $    25,000.00      1/23/2004       $ 32,297          28,399          14,199           56,797           14199
George Holland      $    50,000.00       9/8/2003       $ 66,095               0          29,217          116,868           29217
George Holland      $    25,000.00     10/25/2004       $ 32,790          28,936          14,468           57,873           14468
Martin Rood         $    35,000.00       9/8/2003       $ 46,266               0          20,452           81,808           20452
Martin Rood         $    25,000.00     10/25/2003       $ 32,790          28,936          14,468           57,873           14468
Kevin Kaldestad     $    25,000.00      1/23/2004       $ 32,297          28,399          14,199           56,797           14199

Stonebridge         $     1,250.00      1/29/2004       $  1,613               0             709            2,836             709
Stonebridge         $     1,250.00      1/23/2004       $  1,615               0             710            2,840             710
Stonebridge         $     1,250.00      1/23/2004       $  1,615           1,420             710            2,840             710
Stonebridge         $     2,500.00      12/4/2003       $  3,257           2,870           1,435            5,739            1435
Stonebridge         $     2,500.00     10/25/2003       $  3,279           2,894           1,447            5,787            1447
Stonebridge         $     4,250.00       9/8/2003       $  5,618               0           2,483            9,934            2483

--------------------

(1) The term "Conversion Securities " shall mean (i) if HomeNet Corp has issued any of its convertible notes, or capital stock (the "Capital Stock") in a Next Equity Financing subject to a binding commitment signed on or before the Maturity Date, then the notes or shares of such series of Capital Stock or (ii) shares of HomeNet Corp's common stock if there is not a Next Equity Financing prior to the Maturity Date. The "Next Equity Financing" means any convertible note or stock equity financing or other financings which closes after the date of the effective date of the Settlement Agreement pursuant to a binding commitment signed on or prior to the Maturity Date in which the gross proceeds received by HomeNet Corp meet or exceed $1,000,000, or in the case of a series of financings, aggregates $1,000,000 or more. The term "Next Equity Financing" does not include the issuance of HomeNet Corp common stock or other HomeNet Corp securities where the issuance was primarily for compensatory purposes (e.g., under HomeNet Corp Stock Option Plans) or where the issuance of such securities is primarily for payment of services (e.g., payment of HomeNet Corp lease obligations) provided such aggregate issuance for services does not exceed $100,000. The "Maturity Date" means June 1, 2005. Any Conversion Securities issued under clause (i) above shall be on the same terms and conditions and subject to all ancillary agreements and understandings as are applicable to the other investors in the Next Equity Financing, except that (a) the number of Conversion Securities to be received shall be equal to the number of Conversion Securities that the Investor would have received had the Investor invested the principal and interest which shall continue to accrue until the Maturity Date at the rate set forth in the Note , (as shown in the above table for the period from date of issue to the date the table was prepared) directly in the Next Equity Financing and (b) the investor shall be entitled to receive and HomeNet Corp shall issue the Warrants identified in the above table in addition to the Conversion Securities. In the event there is no Next Equity Financing prior to the Maturity Date, then the Investor shall be entitled to and HomeNet Corp shall issue the number of shares of HomeNet Corp common stock as are identified in the Conversion Securities column of the above table and Warrants exercisable for the identified number of shares of HomeNet Corp common stock.

(2) The "Warrants" identified in the table shall be exercisable at a $1 strike price and shall be exercisable for the number of shares of Conversion Securities identified in the above table. The form of the warrant shall be substantially similar to that attached hereto as Annex A.

           Note: these are for Conversion Securities, not Common Stock

                                     ANNEX A

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, ASSIGNED OR TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE ACT, UNLESS THE COMPANY HAS RECEIVED THE WRITTEN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH SALE, ASSIGNMENT OR TRANSFER DOES NOT INVOLVE A TRANSACTION REQUIRING REGISTRATION OF THE ACT.

                             STOCK PURCHASE WARRANTS

                               HOMENET CORPORATION

              Incorporated Under the Laws of the State of Delaware

No. -  ___                                                     ___________ Stock
                                                               Purchase Warrants

                          CERTIFICATE FOR _______ STOCK
                                PURCHASE WARRANTS


         HOMENET CORPORATION, a Delaware corporation (the "Company"), for value received, hereby certifies that ________, or registered assigns (the "Holder"), is the registered owner of the above indicated number of Warrants. One (1) Warrant entitles the Holder to purchase one (1) share of the Company's _____ stock (the "______ Stock"). The _______ Stock issuable upon an exercise of this Warrant is sometimes herein referred to as the "Warrant Stock."

         1. Purchase Price. The purchase price (the "Exercise Price") per share for the Warrant Stock shall be $1.00 per share tendered to the Company in good United States funds.

         2. Rights to Exercise. The Holder shall have the right (but not the obligation) to exercise the Warrant to receive the Warrant Stock (subject to adjustment as hereinafter provided) at any time on or before the five year anniversary date of this Note (?).

         3. Manner of Exercise. In order to exercise this Warrant, the Holder shall surrender this Warrant certificate at the office of the Company, as set forth below, or at such other address within the State of Utah as the Company shall designate in writing, together with a duly executed exercise form in the form attached hereto and simultaneous payment in full (in cash or by certified or official bank or bank cashier's check payable to the order of the Company or by offset of obligations then owed by the Company to the Holder) of the purchase price for the Warrant Stock.

         In lieu of payment of the Exercise Price in cash, the Holder shall have the right at any time and from time to time to exercise the Warrants by surrendering the Warrant in the manner specified herein in exchange for the number of shares of ______ Stock computed using the following formula:

                           X = Y (A-B)
                                 -----
                                   A
         Where
           X = the number of shares of _______ Stock to be issued to the Holder.

           Y = the number of Warrant Shares subject to this Warrant or, if only a portion of this Warrant is being exercised, the portion of the Warrant being exercised.

           A = the Market Price (as defined below) of one Warrant Share (as of the date of such calculation).

           B = the Exercise Price per Warrant Share (as adjusted to the date of such calculation).

         As used herein, the term "Market Price" of one Warrant Share shall be deemed to be the average of the last reported sale prices per Warrant Share as officially reported by the principal securities exchange on which the Company's Common Stock is listed or admitted to trading during said period, or, if the Company's Common Stock is not listed or admitted to trading on any national securities exchange during said period, the average closing bid and asked price of the Common Stock on the Nasdaq Stock Market System or reported on the NASD's OTC Bulletin Board, in any such case as published in the Eastern Edition of the Wall Street Journal for the last ten (10) trading days immediately prior to the date of calculation. If the Company's Common Stock is not quoted on Nasdaq or the OTC Bulletin Board, the Market Price per Warrant Share shall be agreed upon by the parties hereto. If the parties cannot agree within five (5) business days of delivery of the notice of exercise, the Market Price per Warrant Share shall be as determined in good faith by resolution of the Board of Directors of the Company, based on the best information available to it. For purposes hereof, the "date of calculation" shall be the day on which the Holder either mails the notice of exercise to the Company by first class certified mail or delivers the notice of exercise to a nationally-recognized courier for next business day delivery to the Company.

         Upon surrender of this Warrant in conformity with the foregoing provisions, the Company shall promptly deliver to or upon the written order of the Holder a stock certificate or certificates representing the number of Warrant Shares so purchased. Certificates for shares purchased shall be delivered within ten (10) business days after the date on which this Warrant shall have been exercised. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price and all taxes required to be paid by the Holder, if any, pursuant to Section 7.6 prior to the issuance of such shares, have been paid. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

         If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Stock, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

         4. Adjustments upon Certain Events.

                  4.1 Stock Splits, Stock Combinations and Certain Stock Dividends. If the Company shall at any time subdivide or combine its outstanding Common Stock, or declare a dividend in Common Stock or other securities of the Company convertible into or exchangeable for Common Stock, a Warrant shall, after such subdivision or combination or after the record date for such dividend, be exercisable for that number of shares of Common Stock and other securities of the Company that the Holder would have owned immediately after such event with respect to the Common Stock and other securities for which a Warrant may have been exercised immediately before such event had the Warrant been exercised immediately before such event. Any adjustment under this Section
4.1 shall become effective at the close of business on the date the subdivision, combination or dividend becomes effective.

                  4.2 Adjustment for Reorganization, Consolidation, Merger. In case of any reorganization of the Company (or any other corporation the stock or other securities of which are at the time receivable upon exercise of a Warrant) or in case the Company (or any such other corporation) shall merge into or with or consolidate with another corporation or convey all or substantially all of its assets to another corporation or enter into a business combination of any form as a result of which the Common Stock or other securities receivable upon exercise of a Warrant are converted into other stock or securities of the same or another corporation, then and in each such case, the Holder of a Warrant, upon exercise of the purchase right at any time after the consummation of such reorganization, consolidation, merger, conveyance or combination, shall be entitled to receive, in lieu of the shares of Common Stock or other securities to which such Holder would have been entitled had he exercised the purchase right immediately prior thereto, such stock and securities which such Holder would have owned immediately after such event with respect to the shares Common Stock and other securities for which a Warrant may have been exercised immediately before such event had the Warrant been exercised immediately prior to such event.

                  4.3 Notice. In each case of an adjustment in the Common Stock or other securities receivable upon the exercise of a Warrant, the Company shall promptly notify the Holder of such adjustment. Such notice shall set forth the facts upon which such adjustment is based.

         5. Loss, Theft, Destruction, or Mutilation. Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft, or destruction) of indemnity satisfactory to it (in the exercise of its reasonable discretion), and (in the case of mutilation) upon surrender and cancellation thereof, the Company will execute and deliver, in lieu thereof, a new Warrant in the same form and tenor.

         6. Reservation of Shares Issuable on Exercise of Warrant. The Company will at all times reserve and keep available out of its authorized shares, solely for issuance upon the exercise of the Warrant, such shares of its Common Stock and other securities as from time to time shall be issuable upon the exercise of the Warrant.

         7. Miscellaneous.

                  7.1 Governing Law. This Warrant shall be construed in accordance with, and governed by the substantive laws of, the State of Delaware.

                  7.2 Assignment. The benefit of this Warrant and of the Warrant Stock represented hereby may be assigned and transferred by the Holder and its assigns in accordance with any applicable securities laws and regulations; however, the obligations of the Company and its successors may not be delegated without the prior written consent of the Holder hereof. Subject to the foregoing, this Warrant shall be binding upon and inure to the benefit of the parties and their respective legal representatives, successors, agents, heirs and assigns.

                  7.3 Enforcement. In the event of a dispute between the parties arising under this Warrant, the party prevailing in such dispute shall be entitled to collect such party's costs and expenses from the other party, including without limitation court costs and reasonable attorneys' fees.

                  7.4 Notices. Any notice or demand which is required or provided to be given under this Agreement shall be deemed to have been sufficiently given and received for all purposes when delivered by hand or by telecopy, e-mail or other method of electronic transmission (provided such transmission generates evidence of delivery), or five days after being sent by certified or registered mail, postage and charges prepaid, return receipt requested, or two days after being sent by overnight delivery providing receipt of delivery, to the following addresses:

                  if to the Company :

                           HomeNet Corporation
                           5252 North Edgewood Drive, Suite 310
                           Provo, UT  84604

                  if to the Holder :

                           -------------------------
                           -------------------------
                           Fax:  ___________________
                           E-mail: _________________

                  7.5 Restrictive Legend. Each Warrant Certificate and each certificate representing Common Stock issued upon exercise of a Warrant, unless such Common Stock is then registered under the Securities Act of 1933, as amended (the "Act"), shall bear a legend in substantially the following form:

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES OR BLUE SKY LAWS OF ANY STATE AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES OR BLUE SKY LAWS OR IF AN EXEMPTION FROM SUCH REGISTRATION OR QUALIFICATION IS APPLICABLE.

                  7.6 Payment of Taxes. The Holder shall pay all documentary, stamp or similar taxes and other government charges that may be imposed with respect to the issuance, transfer or delivery of any Warrant Stock on exercise of the Warrants. In the event the Warrant Stock are to be delivered in a name other than the name of the Holder of the Warrant Certificate, no such delivery shall be made unless the person requesting the same has paid the amount of any such taxes or charges incident thereto.

                  7.7 Reduction in Exercise Price at Company's Option. The Company's Board of Directors may, at its sole discretion, reduce the Exercise Price of the Warrants in effect at any time either for the life of the Warrants or any shorter period of time determined by the Company's Board of Directors. The Company shall promptly notify the Registered Holders of any such reduction in the Exercise Price.

                  IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed as of the ____ day of ________________, 2004.

                                     HOMENET CORPORATION, a Delaware corporation


                                     By: __________________________________
                                     Its: President

                               HOMENET CORPORATION

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM - as tenants in common
         TEN ENT - as tenants by the entireties
         JR TEN - as joint tenants with right of survivorship and not as tenants in common
         UNIF TRANS MIN ACT - ____________ (Custodian for Minor) as custodian for __________ (name of minor) under the Uniform Transfers to Minors Act

Additional abbreviations may also be used though not in the above list.

                               FORM OF ASSIGNMENT

              (To be Executed by the Registered Holder if He or She
                   Desires to Assign Warrants Evidenced by the
                           Within Warrant Certificate)

         FOR VALUE RECEIVED ___________________________ hereby sells, assigns and transfers unto _____________________________ _________________________
(_______) Warrants, evidenced by the within Warrant Certificate, and does hereby irrevocably constitute and appoint _______________________________________
Attorney to transfer the said Warrants evidenced by the within Warrant Certificates on the books of the Company, with full power of substitution.


Dated:____________________                         _____________________________
                                                   Signature

              Notice: The above signature must correspond with the name as written upon the face of the Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever.

Signature Guaranteed: __________________________________________


SIGNATURE MUST BE GUARANTEED BY A COMMERCIAL BANK OR MEMBER FIRM OF ONE OF THE FOLLOWING STOCK EXCHANGES: NEW YORK STOCK EXCHANGE, PACIFIC COAST STOCK EXCHANGE, AMERICAN STOCK EXCHANGE, OR MIDWEST STOCK EXCHANGE.

                          FORM OF ELECTION TO PURCHASE

           (To be Executed by the Holder if Holder Desires to Exercise
                 Warrants Evidenced by the Warrant Certificate)

To HOMENET CORPORATION

         The undersigned hereby irrevocably elects to exercise
___________________________ (______) Warrants, evidenced by the within Warrant
Certificate for, and to purchase thereunder, ____________________________ (______) full shares of ______ Stock issuable upon exercise of said Warrants and delivery of $_________ and any applicable taxes.

         The undersigned requests that certificates for such shares be issued in the name of:

PLEASE INSERT SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER


------------------------------------------------------------------------------
                         (Please print name and address)

------------------------------------------------------------------------------

         If said number of Warrants shall not be all the Warrants evidenced by the within Warrant Certificate, the undersigned requests that a new Warrant Certificate evidencing the Warrants not so exercised be issued in the name of and delivered to:

------------------------------------------------------------------------------
                         (Please print name and address)
------------------------------------------------------------------------------


Dated: _____________________                Signature:__________________________

     NOTICE: The above signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever, or if signed by any other person the Form of Assignment hereon must be duly executed and if the certificate representing the shares or any Warrant Certificate representing Warrants not exercised is to be registered in a name other than that in which the within Warrant Certificate is registered, the signature of the holder hereof must be guaranteed.


Signature Guaranteed: ___________________________________________

SIGNATURE MUST BE GUARANTEED BY A COMMERCIAL BANK OR MEMBER FIRM OF ONE OF THE FOLLOWING STOCK EXCHANGES: NEW YORK STOCK EXCHANGE, PACIFIC COAST STOCK EXCHANGE, AMERICAN STOCK EXCHANGE, OR MIDWEST STOCK EXCHANGE.

                                    EXHIBIT B

                                    ELECTION

                        (To be Executed by Each Investor)

To HomeNet Corporation:

         The undersigned hereby irrevocably elects to receive the following (check appropriate box):

[ ]      The Cash Payback

[ ]      The Conversion Payback

         The undersigned is surrendering the original promissory note to the Company herewith for cancellation in connection with this Election.

         The undersigned requests that certificates for any securities to be issued be issued in the name of the undersigned and delivered to the undersigned at the following address:


                                           -------------------------------------
                                            (Please print name and address)




Dated: _____________________                Signature:__________________________

NOTICE: The above signature must correspond with the name on the Promissory Note in every particular.